UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8‑K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  March 30, 2020

Centric Brands Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0‑18926	11‑2928178
(Commission File Number)	(IRS Employer Identification No.)

350 5th Avenue, 6th Floor, New York, New York	10118
(Address of Principal Executive Offices)	(Zip Code)

(646) 582‑6000

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)

☐    Pre-commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))

☐    Pre-commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.10 per share	CTRC	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b‑2 of the Securities Exchange Act of 1934 (§240.12b‑2 of this chapter).

Emerging growth company 

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. 

Item 8.01 – Other Events

Filing of Form 10-K

We are unable to file our Annual Report on Form 10-K for the year ended December 31, 2019 on the due date because of the impact of the COVID-19 pandemic, which, among other things, due to office closures, travel limitations and limited access to company records, has adversely impacted and continues to adversely impact our ability to complete our filing on a timely basis. We have historically have provided our auditors with full access to work papers and related information. Because audit and accounting personnel are now working remotely, the Company’s ability to complete its audit and file the 2019 10-K by its due date is delayed.

Accordingly, we are relying upon the order issued by the Securities and Exchange Commission on March 25, 2020 pursuant to Section 36 (Release No. 34-88465) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), extending the time (the “Extended Extension Period”) in which certain reports required to be filed pursuant to the Exchange Act are filed, and we are furnishing this Form 8-K as required pursuant to such order. We expect to file our Annual Report by the end of the Extended Extension Period, if not earlier.

In light of the current COVID-19 pandemic, we will be including the following Risk Factor in our 2019 10-K, as may be updated to reflect subsequent events impacting our company:

Our business operations and financial performance may be affected by the recent coronavirus outbreak in China.

The recent outbreak of coronavirus in China is spreading globally and has begun to adversely affect economic conditions throughout the world. The outbreak has slowed the economic growth in China, Italy, the United States and other countries. It is unclear how economic activity and workflows might be impacted on a worldwide basis, however, many employers worldwide are requiring their employees to work from home or not come into their office. If the outbreak continues and conditions worsen, we may experience a disruption in our supply chain as well as a decline in sales activities and customer orders. For example, we rely on third parties to produce and distribute our products, and as a result of efforts taken to slow the spread of the coronavirus, our manufacturers may not have the materials or capacity to produce or distribute our products. Additionally, due to uncertainty in the broader financial markets as a result of the coronavirus, our production and distribution partners may limit access to credit or may require advance cash payments in order to perform services for us. Alternative production, sourcing or distribution partners may not be available at all, or may be available at a higher cost. The ultimate impact of the coronavirus on our business, financial condition, liquidity and results of operations is uncertain at this time, however, it could have a material adverse effect on our business, financial condition, liquidity and results of operations during Fiscal 2020 and could potentially adversely impact our results in future periods.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains statements that are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements relate to expectations or forecasts for future events, including, without limitation, our future financial or business performance or strategies, results of operations or financial condition. These statements may be preceded by, followed by or include the words “may,” “might,” “should,” “estimate,” “plan,” “project,” “forecast,” “intend,” “expect,” “anticipate,” “believe,” “seek,” “continue,” “target” or similar expressions. These forward-looking statements are based on information available to us as of the date they were made and involve a number of risks and uncertainties which may cause them to turn out to be wrong. Accordingly, forward-looking statements should not be relied upon as representing our views as of any subsequent date, and we do not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. As a result of a number of known and unknown risks and uncertainties, including the unprecedented impact of COVID-19 pandemic on our business, customers, employees, production, sourcing, distribution and selling partners, stockholders, investors and other stakeholders, our actual results or performance may be materially different from those expressed or implied by these forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CENTRIC BRANDS INC.
Date: March 30, 2020	By:	/s/ Andrew Tarshis
	Name:	Andrew Tarshis
	Title:	Executive Vice President and General Counsel